Exhibit 24-a

                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, a Registration Statement on Form S-8 and any and all amendments (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, securities to be sold pursuant to the Rockwell International Corporation 2000 Long-Term Incentives Plan.

Signature                          Title                    Date
---------                          -----                    ----

/s/ Don H. Davis, Jr.              Chairman of the Board    December 1, 1999
-----------------------------      and Chief Executive
Don H. Davis, Jr.                  Officer (principal
                                   executive officer)

/s/ George L. Argyros              Director                 December 2, 1999
-----------------------------
George L. Argyros

/s/ Donald R. Beall                Director                 December 1, 1999
-----------------------------
Donald R. Beall

/s/ William H. Gray, III           Director                 December 1, 1999
-----------------------------
William H. Gray, III

/s/ J. Clayburn La Force, Jr.      Director                 December 1, 1999
-----------------------------
J. Clayburn La Force, Jr.

/s/ William T. McCormick, Jr.      Director                 December 1, 1999
-----------------------------
William T. McCormick, Jr.

/s/ John D. Nichols                Director                 December 1, 1999
-----------------------------
John D. Nichols

/s/ Bruce M. Rockwell              Director                 December 1, 1999
-----------------------------
Bruce M. Rockwell

/s/ Robert B. Shapiro              Director                 December 1, 1999
-----------------------------
Robert B. Shapiro

/s/ William S. Sneath              Director                 December 1, 1999
-----------------------------
William S. Sneath

/s/ Joseph F. Toot, Jr.            Director                 December 1, 1999
-----------------------------
Joseph F. Toot, Jr.

/s/ W. Michael Barnes              Senior Vice President,   December 1, 1999
-----------------------------      Finance & Planning
W. Michael Barnes                  and Chief Financial
                                   Officer (principal
                                   financial officer)

/s/ William E. Sanders             Vice President and       December 1, 1999
-----------------------------      Controller (principal
William E. Sanders                 accounting officer)





















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